Exhibit 99.3 - Joint Filers' Signatures

CENTERBRIDGE CAPITAL PARTNERS              CENTERBRIDGE CAPITAL PARTNERS, L.P.
STRATEGIC, L.P.

By: Centerbridge Associates, L.P.,         By: Centerbridge Associates, L.P.,
its General Partner                        its General Partner
By: Centerbridge GP Investors, LLC,        By: Centerbridge GP Investors, LLC,
its General Partner                        its General Partner


By:  /s/ Lance N. West                     By:  /s/ Lance N. West
     --------------------------------           --------------------------------
     Name:   Lance N. West                      Name:   Lance N. West
     Title:  Senior Managing Director           Title:  Senior Managing Director


CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.    CENTERBRIDGE CAPITAL PARTNERS  AIV
                                           II, L.P.

By: Centerbridge Associates, L.P.,         By: Centerbridge Associates, L.P.,
its General Partner                        its General Partner
By: Centerbridge GP Investors, LLC,        By: Centerbridge GP Investors, LLC,
its General Partner                        its General Partner


By:  /s/ Lance N. West                     By:  /s/ Lance N. West
     --------------------------------           --------------------------------
     Name:   Lance N. West                      Name:   Lance N. West
     Title:  Senior Managing Director           Title:  Senior Managing Director

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC    CENTERBRIDGE CAPITAL PARTNERS, AIV
AIV II, L.P.                               III, L.P.

By: Centerbridge Associates, L.P.,         By: Centerbridge Associates, L.P.,
its General Partner                        its General Partner
By: Centerbridge GP Investors, LLC,        By: Centerbridge GP Investors, LLC,
its General Partner                        its General Partner


By:  /s/ Lance N. West                     By:  /s/ Lance N. West
     --------------------------------           --------------------------------
     Name:   Lance N. West                      Name:   Lance N. West
     Title:  Senior Managing Director           Title:  Senior Managing Director

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC
AIV III, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Lance N. West
     --------------------------------
     Name:   Lance N. West
     Title:  Senior Managing Director